AXA ENTERPRISE MULTIMANAGER FUNDS TRUST

SUPPLEMENT DATED DECEMBER 15, 2004 TO THE

PROSPECTUS DATED DECEMBER 13, 2004

This Supplement updates certain information contained in the Prospectus dated December 13, 2004, of the AXA Enterprise Multimanager Funds Trust (formerly, AXA Premier Funds Trust) (the “Trust”). You may obtain an additional copy of the Prospectus, free of charge, by writing to the Trust’s distributor, Enterprise Fund Distributors, Inc., at Atlanta Financial Center, 3343 Peachtree Road, N.E., Suite 450, Atlanta, Georgia 30326. You should read this Supplement in conjunction with the Prospectus and retain it for future reference.

The purpose of this supplement is to provide you with information about (1) a new investment sub-adviser for the AXA Enterprise Multimanager International Equity Fund (formerly, the AXA Premier International Equity Fund) and (2) anticipated changes to the investment strategy of each of the AXA Enterprise Multimanager Small/Mid Cap Growth Fund and the AXA Enterprise Multimanager Small/Mid Cap Value Fund.

New Adviser for the AXA Enterprise Multimanager International Equity Fund

Effective as of December 17, 2004, AXA Equitable Life Insurance Company (“AXA Equitable”), as the Investment Manager of the Trust and with the approval of the Trust’s Board of Trustees, will replace Bank of Ireland Asset Management (U.S.) Limited (“BOI”) as an Adviser to an allocated portion of the AXA Enterprise Multimanager International Equity Fund (“International Fund”) with J.P. Morgan Investment Management Inc. (“JP Morgan”).

As one of the Advisers to the International Fund, it is anticipated that JP Morgan will seek to achieve the portfolio’s investment objective of long-term capital growth by investing primarily in equity securities of foreign companies. JP Morgan employs a bottom-up, active approach that focuses on proprietary research at the local and global sector level. JP Morgan intends that the fund’s performance will be driven primarily by stock selection and not by a single style, country, sector or currency bias. The principal risks of investing in the International Fund are listed in the Trust Prospectus under the heading “Principal Investment Risks.” These risks are discussed in more detail under the heading “More About Investment Strategies & Risks” in the Trust Prospectus.

It is anticipated that a team of investment professionals led by Howard Williams and James Fisher will perform the day-to-day management of the International Fund. Mr. Howard joined JP Morgan as a portfolio manager in 1994 and is currently a Managing Director and the head of JP Morgan’s Global Portfolios Group. Mr. Fisher joined JP Morgan in 1985 as a trainee portfolio manager and is currently a Managing Director and Portfolio Manager in JP Morgan’s Global Portfolios Group.

JP Morgan is located at 522 Fifth Avenue, New York, New York 10036. J.P. Morgan is a wholly owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc. and an indirect-wholly owned subsidiary of JPMorgan Chase & Co., a publicly held bank holding company and global financial services firm. J.P. Morgan manages assets for governments, corporations, endowments, foundations, and individuals worldwide. As of September 30, 2004, J.P. Morgan had approximately $735 billion in assets under management.

Information Regarding AXA Enterprise Multimanager Small/Mid Cap Growth Fund

and AXA Enterprise Multimanager Small/Mid Cap Value Fund

Effective March 1, 2005, it is anticipated that the investment strategy of each of the AXA Enterprise Multimanager Small/Mid Cap Growth Fund and the AXA Enterprise Multimanager Small/Mid Cap Value Fund will be changed to an investment strategy that seeks to invest primarily in mid-capitalization companies. The Russell Midcap Index, as of October 31, 2004, had a market capitalization range of approximately $477 million to $20 billion. The names of AXA Enterprise Multimanager Small/Mid Cap Growth Fund and AXA Enterprise Multimanager Small/Mid Cap Value Fund will change, as a result of the investment strategy change, to “AXA Enterprise Multimanager Mid Cap Growth Fund” and “AXA Enterprise Multimanager Mid Cap Value Fund,” respectively.